Exhibit 99.3

Billings Refinery & Associated Logistics Business

Condensed Combined Financial Statements

For the quarterly period ended March 31, 2023

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

CONDENSED COMBINED BALANCE SHEETS (Unaudited)

(in thousands)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Accounts receivable, net	$48,363	$50,489
Inventories	282,105	248,386
Prepaid expenses and other current assets	1,587	1,775
Total current assets	332,055	300,650
Investments	64,928	61,643
Property, plant, & equipment, net	298,797	303,688
Other assets, net	9,182	10,128
Total assets	$704,962	$676,109
Liabilities
Current liabilities:
Accounts payable	33,347	47,317
Accrued liabilities	110,039	129,307
Due to related parties	132,106	143,273
Total current liabilities	275,492	319,897
Deferred income tax liabilities	70,864	66,583
Total liabilities	$346,356	$386,480
Net parent company investment
Net parent company investment	358,606	289,629
Total liabilities and net parent company investment	$704,962	$676,109

The accompanying notes are an integral part of these Condensed Combined Financial Statements.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

CONDENSED COMBINED STATEMENTS OF INCOME (Unaudited)

(in thousands)

Revenues and other income	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Sales and other operating revenue	$531,218	$581,683
Income from equity affiliates	7,967	6,232
Total revenues and other income	539,185	587,915
Costs and other deductions
Crude oil and product purchases - related party	(357,317)	(449,193)
Production and manufacturing expenses	(85,581)	(68,133)
Selling, general and administrative expenses	(10,209)	(9,486)
Depreciation expense	(5,570)	(5,579)
Other taxes and duties	(757)	(930)
Total costs and other deductions	(459,434)	(533,321)
Income before income taxes	79,751	54,594
Income taxes	(20,413)	(14,177)
Net income	$59,338	$40,417

The accompanying notes are an integral part of these Condensed Combined Financial Statements.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

CONDENSED COMBINED STATEMENTS OF NET PARENT COMPANY INVESTMENT (Unaudited)

(in thousands)

Net Parent Company Investment
Balance at December 31, 2021	$380,352
Net income	40,417
Net transfers from (to) Parent	(53,640)
Balance at March 31, 2022	$367,129

Balance at December 31, 2022	289,629
Net income	59,338
Net transfers from (to) Parent	9,639
Balance at March 31, 2023	$358,606

The accompanying notes are an integral part of these Condensed Combined Financial Statements.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

CONDENSED COMBINED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Three Months Ended	Three Months Ended
	March 31, 2023	March 31, 2022
Operating activities:
Net Income	$59,338	$40,417
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,570	5,579
Deferred income taxes	4,281	371
Other non-cash items, net	-	96
Dividends received less than equity in current earnings of equity companies	(3,285)	(2,089)
Change in assets and liabilities:
Accounts receivable	2,126	(21,960)
Inventory	(33,720)	(45,404)
Prepaid expenses and other current assets	188	733
Other assets	946	298
Accounts payable	(13,969)	(9,943)
Accrued liabilities	(19,268)	15,135
Due to related parties	(11,167)	72,119
Net cash (used by) provided from operating activities	(8,960)	55,352
Investing activities:
Purchases of property and equipment	(671)	(1,635)
Other investing activities, net	(8)	(77)
Net cash used in investing activities	(679)	(1,712)
Financing activities:
Net transfers from (to) Parent	9,639	(53,640)
Net cash (used by) provided from financing activities	9,639	(53,640)
Net increase (decrease) in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of period	-	-
Cash and cash equivalents at end of period	-	-

The accompanying notes are an integral part of these Condensed Combined Financial Statements.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION Description of Business

On October 20, 2022, ExxonMobil Corporation (referred to as “ExxonMobil” or “Parent”) entered into a definitive agreement to sell its Billings Refinery & Associated Logistics Business (collectively the “Business”) to Par Pacific Holdings. The Business is a fully integrated fuels value chain, deriving value along the entire chain from the sourcing of crude oil to refining, distributing, and marketing of fuels to its customers, which includes operations in the states of Montana, Wyoming, Idaho, Utah, eastern Washington, and the Dakotas. The Business operates a high-conversion, complex 63,000 barrels per day (“bpd”) refinery in Billings, Montana, which processes low-cost Western Canadian and regional Rocky Mountain crude oil grades. In addition to the refinery, the Business owns a 65% interest in an adjacent cogeneration facility and an expansive Petroleum Administration for Defense Districts (“PADD”) IV & V marketing and logistics network. The logistics assets include the wholly-owned 70-mile, 55,000 bpd Silvertip Pipeline, a 40% interest in the 750-mile, 65,000 bpd Yellowstone refined products pipeline, and seven refined product terminals. Total storage capacity across the refinery and logistics locations totals 4.1 million barrels (“MMbbls”).

Basis of Presentation

These Condensed Combined Financial Statements were prepared on a stand-alone basis and have been derived from the Consolidated Financial Statements and accounting records of ExxonMobil. These unaudited Condensed Combined Financial Statements were prepared in accordance with Rule 10-01 of Regulation S-X for interim financial statements, which are required to be filed with the Securities and Exchange Commission. Accordingly, the accompanying Condensed Combined Financial Statements do not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for full financial statements and should be read in conjunction with the audited annual Combined Financial Statements and notes to the audited annual Combined Financial Statements. In the opinion of management, the accompanying Condensed Combined Financial Statements contain all adjustments, which include only normal recurring adjustments, necessary to fairly state the condensed combined results for the interim periods presented.

The Business has not operated as a separate stand-alone legal entity and is comprised of certain wholly-owned subsidiaries and other component operations of ExxonMobil. These Condensed Combined Financial Statements are presented as carve-out financial statements and reflect the combined historical results of operations, financial position, and cash flows of the Business for the periods presented as historically managed within ExxonMobil. The Condensed Combined Financial Statements may not be indicative of the Business’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as a stand-alone company during the periods presented.

All intracompany transactions have been eliminated. All intercompany transactions between the Business and ExxonMobil have been included in these Condensed Combined Financial Statements. For those transactions between the Business and ExxonMobil that are historically settled in cash, the Business has reflected such balances in the Condensed Combined Balance Sheet as “Due to related parties”. The aggregate net effect of such transactions that are not historically settled in cash has been reflected in the Condensed Combined Balance Sheet as “Net parent company investment” and in the Condensed Combined Statements of Cash Flows as a financing activity.

ExxonMobil utilizes a centralized treasury management function for financing its operations. The Business did not maintain separate bank accounts. The cash generated and used by our operations is deposited to ExxonMobil’s centralized accounts, which are commingled with the cash of other entities controlled by the ExxonMobil. The cash and cash equivalents held by ExxonMobil have not been assigned to the Business for any of the periods presented, as the balances are not directly attributable to the Business. The Business reflects transfers of cash to and from ExxonMobil’s cash management system as a component of “Net parent company investment” in the Condensed Combined Balance Sheet. ExxonMobil’s third-party long- term debt and the related interest expense have not been allocated to the Business for any of the periods presented as the Business was not the legal obligor of such debt.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

Historically, ExxonMobil and its affiliates provide a variety of services to the Business. The Condensed Combined Statements of Income includes expense allocations for services and certain support functions that are provided on a centralized basis within Parent such as treasury, accounting, human resources, and legal services. These allocations were based on direct usage when identifiable, with the remainder allocated on a basis of the percentage of operating expenses, the percentage of production capacity or headcount. The Business believes the basis from which the expenses have been allocated are a reasonable reflection of the utilization of services provided to, or the benefit received by, the Business during the periods presented. These allocated amounts, however, are not necessarily indicative of the actual amounts that might have been incurred or realized had the Business operated as a separate stand-alone entity during the periods presented. Consequently, these Condensed Combined Financial Statements do not necessarily represent the results the Business would have achieved if we had operated as a separate stand-alone entity from ExxonMobil during the periods presented. Refer to Note 3, “Related Party Transactions and Net Parent Company Investment” for additional information.

The accompanying Condensed Combined Financial Statements have been prepared assuming the Business will continue as a going concern which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

2.	INVENTORIES

Inventories at March 31, 2023 and December 31, 2022 consist of the following:

	March 31, 2023	December 31, 2022
	(In thousands)
Crude oil	$61,468	$55,420
Petroleum products	193,641	167,805
Material and Supplies	26,996	25,161
Total	$282,105	$248,386

3.	RELATED PARTY TRANSACTIONS AND NET PARENT COMPANY INVESTMENT

The Condensed Combined Financial Statements have been prepared on a standalone basis and are derived from the Consolidated Financial Statements and accounting records of ExxonMobil. The following discussion summarizes activity between the Business and ExxonMobil.

Related Party Purchases

The Business purchases all of crude oil and products from other ExxonMobil affiliates. Therefore, all “Crude oil and product purchases” in the Condensed Combined Statements of Income are related party transactions, and included in the Condensed Combined Balance Sheet, as “Due to related parties”. Additionally, the Business historically purchases all of its Renewable Identification Numbers (“RINs”) from other ExxonMobil affiliates at the settlement date. These RINs are necessary to meet the

U.S. Environmental Protection Agency (“EPA”) renewable volume obligations under the Renewable Fuel Standard program, pursuant to the Energy Policy Act of 2005 and the EISA. During the three months ended March 31, 2023, the Business purchased $55.1 million of RINs from other ExxonMobil affiliates. There were no RINs purchases in the three months ended March 31, 2022. The Business had no sales to related parties during the periods presented.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

Allocation of Corporate Expenses

The Condensed Combined Statements of Income include expenses for certain centralized functions and other programs provided and administered by ExxonMobil, as described in Note 1, “Description of Business and Basis of Presentation.” The costs of these services have been allocated to the Business and are included in the Condensed Combined Statements of Income, as follows:

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
	(In thousands)
Production and manufacturing expenses	$9,478	$8,625
Selling, general and administrative expenses	3,340	2,787
Total corporate allocations	$12,818	$11,412

Defined Benefit Pension Plans and Other Employee Benefits

Certain Business employees participate in the defined benefit pension, and defined contribution benefit plans sponsored by the Parent, which include employees from other ExxonMobil subsidiaries. The Business’s share of defined pension and postretirement health and life insurance costs were $1.5 million and $2.0 million for the three months ended March 31, 2023 and 2022, respectively. The Business’s share of defined contribution plan costs were $0.7 million and $0.6 million for the three months ended March 31, 2023 and 2022, respectively.

Net Parent Company Investment

The net transfers to the Parent are included within “Net parent company investment” on the Condensed Combined Statements of Net Parent Company Investment. The components of the transfers to Parent were as follows:

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

Cash pooling and general financing activities, net of purchases from related parties	$(19,311)	$(78,858)
Corporate allocations	12,818	11,412
Income taxes	16,132	13,806
Total net transfers from (to) Parent	$9,639	$(53,640)

4.	ACCRUED LIABILITIES

Accrued liabilities consist of the following:

	March 31, 2023	December 31, 2022
	(In thousands)
Federal RINs liabilities	$91,030	$110,989
Accrued taxes other than income	16,183	15,865
Contract liabilities	696	804
Accrued compensation	2,130	1,649
Accrued liabilities	$110,039	$129,307

5.	COMMITMENTS AND CONTINGENCIES Litigation

The Business can be subject to claims and complaints that may arise in the ordinary course of business. Management has regular litigation reviews, including updates from ExxonMobil, to assess the need for accounting recognition or disclosure of these contingencies. The Business would accrue an undiscounted liability for those contingencies where the incurrence of a loss is probable and the amount can be reasonably estimated. If a range of amounts can be reasonably estimated and no amount within range is a better estimate than any other amount, then the minimum of the range is accrued. The Business wouldn’t record liabilities when the likelihood that the liability has been incurred is probable but the amount cannot be reasonably estimated or when the liability is believed to be only reasonably possible or remote. For contingencies where an unfavorable outcome is reasonably possible and which are significant, the Business would disclose the nature of the contingency and, where feasible, an estimate of the reasonably possible loss. For purposes of the contingency disclosures, “significant” includes material matters as well as other matters which management believes should be disclosed. Based on a consideration of the process described, the Business does not have any material loss contingencies.

BILLINGS REFINERY & ASSOCIATED LOGISTICS BUSINESS

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

6.	INCOME TAXES

In accordance with ASC 740 Income Taxes, each interim reporting period is considered integral to the annual period, and tax expense is measured using an estimated annual effective tax rate. An entity is required to record income tax expense each quarter based on its annual effective tax rate estimated for the full fiscal year and use that rate to provide for income taxes on a current year-to-date basis, adjusted for discrete taxable events that occur during the interim period.

Our estimated annual effective rate for 2023 and 2022 includes the impact of permanent tax differences, state income tax, Foreign Rate Differential and valuation allowances.

The tax provision for the three months ended March 31, 2023 and March 31, 2022 was $20.4 million (25.6% provision on pre- tax income) and $14.2 million (26.0% provision on pre-tax income), respectively. The effective tax rate is higher than the statutory tax rate primarily due to the impact of state income tax.

We will continue to evaluate both the positive and negative evidence on a quarterly basis in determining the need for a valuation allowance with respect to our deferred tax assets. Changes in positive and negative evidence, including differences between estimated and actual results, could result in changes in the valuation of our deferred tax assets that could have a material impact on our combined financial statements. Changes in existing tax laws could also affect actual tax results and the realization of deferred tax assets over time.

7.	SUBSEQUENT EVENTS

The Business has evaluated subsequent events through the date the unaudited Condensed Combined Financial Statements were available to be issued, July 28, 2023. On June 1, 2023, Par Pacific Holdings completed its acquisition of the Business from ExxonMobil.